SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
On February 7, 2019, the Arizona Department of Insurance granted the Company permission to accrue as of December 31, 2018, a $70.0 million capital contribution from its parent AEFS. This amount was settled on February 20, 2019.
On March 25, 2019, AXA completed a follow-on secondary offering of 46 million shares of common stock of Equitable Holdings and the sale to Equitable Holdings of 30 million shares of common stock of Equitable Holdings. Following the completion of this secondary offering and share buyback by Equitable Holdings, AXA owns 48.3% of the shares of common stock of Equitable Holdings. As a result, Equitable Holdings is no longer a majority owned subsidiary of AXA.
Events and transactions subsequent to the balance sheet date have been evaluated by management, for purpose of recognition or disclosure in these financial statements, through their date of issue on April 12, 2019.